Fair Value Measurements	9 Months Ended
Sep. 30, 2013
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements
The carrying amounts of certain of the Company’s financial instruments, including cash, accounts receivable, accounts payable and accrued expenses, approximate their respective fair values due to their short-term nature. Prior to the closing of the IPO on May 29, 2013, at which time certain Series C warrants were automatically net exercised and the remaining warrants converted into common stock warrants, the Company’s Series A and Series C warrants were recorded at fair value.
The Company uses a three-tier fair value hierarchy to classify and disclose all assets and liabilities measured at fair value on a recurring basis, as well as assets and liabilities measured at fair value on a non-recurring basis, in periods subsequent to their initial measurement. The hierarchy requires the Company to use observable inputs when available, and to minimize the use of unobservable inputs when determining fair value. The three tiers are defined as follows:

•	Level 1. Observable inputs based on unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2. Inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and

•	Level 3. Unobservable inputs for which there is little or no market data, which require the Company to develop its own assumptions.
Assets and Liabilities Measured at Fair Value on a Recurring Basis
The Company evaluates its financial assets and liabilities subject to fair value measurements on a recurring basis to determine the appropriate level in which to classify them for each reporting period. This determination requires significant judgments to be made. The following table summarizes the conclusions reached as of December 31, 2012 (in thousands):

	Balance as of December 31, 2012	Level 1	Level 2	Level 3
Liabilities:
Series A warrants(1)	$88	$—	$—	$88
Series C warrants(1)	3,147	—	—	3,147
	$3,235	$—	$—	$3,235

(1)
In order to determine the fair value of the redeemable convertible preferred stock warrants, the Company used a hybrid of the probability-weighted expected return method (“PWERM”) and the option pricing model (“OPM”), collectively referred to as the “Hybrid Method,” for the year ended December 31, 2012. The Hybrid Method is a PWERM model in which one of the valuation scenarios is modeled using an OPM.

Significant inputs for the OPM included an estimate of the fair value of the Series A and C redeemable convertible preferred stock, the remaining contractual life of the warrants, an estimate of the timing of a liquidity event, a risk-free rate of interest and an estimate of the Company’s stock volatility using the volatilities of guideline peer companies. Significant inputs for the PWERM included an estimate of the Company’s equity value, a weighted average cost of capital and an estimated probability and timing for each valuation scenario.
Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs
The following table presents the changes in the Company’s Level 3 instruments measured at fair value on a recurring basis during the nine months ended September 30, 2012 and 2013 (in thousands):

	Nine Months Ended September 30,
	2012	2013	2012	2013
	Series A Warrants		Series C Warrants
Balance as of January 1	$113	$88	$479	$3,147
Change in fair value of warrant liability	45	78	23	974
Issuance of Series C warrant	—	—	2,045	—
Cashless exercise of warrants	(67)	(166)	—	(489)
Reclassification of warrant liability to equity	—	—	—	(3,632)
Balance as of September 30	$91	$—	$2,547	$—